Going Concern	6 Months Ended
Jun. 30, 2022
Going Concern [Abstract]
GOING CONCERN

NOTE 3 – GOING CONCERN

As reflected in the Company’s consolidated financial statements, the Company’s revenue increased by approximately $1.1 million, or 64.7%, from approximately $1.8 million in the six months ended June 30, 2021 to approximately $2.9 million in the six months ended June 30, 2022. Its gross profit from increased by approximately $0.3 million, or 217.3%, from approximately $0.1 million in the six months ended June 30, 2021 to a gross profit of approximately $0.4 million for six months ended June 30, 2022, and its gross margin for the six months ended June 30, 2022 increased to 13% from 7% from the same period of last year. For six months ended June 30, 2022 and 2021, the Company reported a net loss of approximately $5.8 million and $8.9 million, respectively. As of June 30, 2022, the Company had a working capital deficit of approximately of $1.8 million.

In addition, the Company had large bank borrowings as of June 30, 2022 and some of the bank loans will mature and need to be repaid within the next 12 months. If the Company cannot renew existing loans or borrow additional loans from banks, the Company’s working capital may be further negatively impacted. The outbreak and spread of the COVID-19 throughout China and worldwide has caused significant volatility in the PRC and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the PRC and international economies. To reduce the spread of the COVID-19, the Chinese government has employed measures including city lockdowns, quarantines, travel restrictions, suspension of business activities, and school closures. Due to difficulties and challenges resulting from the COVID-19 outbreak, the Company temporarily closed its facilities and operations until late March 2020. During this temporary business closure period, there was limited support from the Company’s employees, delayed access to raw material supplies, reduced customer sales orders, and the Company’s inability to promote the sales to customers on a timely basis. Based on the assessment of the current economic environment, customer demand, and sales trend, and the negative impact from COVID-19 outbreak and spread, there is an uncertainty that the Company’s revenue and operating cash flows may be significantly lower than expected for the next 12 months.

As of June 30, 2022, the Company had cash of approximately $0.8 million. In addition, the Company had outstanding accounts receivable of approximately $2.9 million (including accounts receivable from third-party customers of $2.8 million and accounts receivable from related party customers of approximately $0.1 million), of which approximately $0.8 million, or 24%, had been subsequently collected between July and September 2022, and became available for use as working capital. As of June 30, 2022, the Company had outstanding bank loans of approximately $2.2 million from a PRC bank.

Management expects that it would be able to renew all of its existing bank loans upon their maturity based on past experience and the Company’s good credit history. Currently, the Company is working to improve its liquidity and capital source mainly through cash flow from its operations, renewal of bank borrowings, and borrowing from related parties. In order to fully implement its business plan and sustain continued growth, the Company may also seek equity financing from outside investors. At the present time, however, the Company does not have commitments of funds from any potential investors. No assurance can be given that additional financing, if required, would be available on favorable terms or at all.

Based on above reasons, there is a substantial doubt about the Company’s ability to continue as a going concern for the next 12 months from the issuance of the consolidated financial statements.